CAMELOT CORPORATION
                                      PROXY
                        FOR THE HOLDERS OF COMMON SHARES
            THIS PROXY IS SOLICITED ON BEHALF OF CAMELOT CORPORATION
           ANNUAL MEETING TO BE HELD ON DECEMBER 1, 1995 AT 10:30 A.M.

The undersigned shareholder of Camelot Corporation (the "Company") hereby appoints Daniel Wettreich, or failing him, Jeanette P. Fitzgerald as Attorneys and Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxies may do or cause to be done by virtue thereof. The above-named Attorneys and Proxies are instructed to vote all the undersigned's shares as follows:

1.   THE ELECTION OF DIRECTORS:

          For the Election of All Nominees Listed Below
          (Except as Marked to the Contrary Below*)

          Withhold Authority to Vote for All Nominees Listed Below

Daniel Wettreich, Jeanette Fitzgerald and Allan Wolfe

*(Instruction: To withhold authority to vote for an individual nominee, strike a line through that nominee's name above.)

2.   RATIFY THE SELECTION OF AUDITORS FOR APRIL 30, 1996:

     To ratify the appointment of Lane Gorman & Trubitt, L.L.P. as auditors for the fiscal year ended April 30, 1996.

          AGAINST            FOR           ABSTAIN


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2.



Dated this ____ day of _________, 1995




____________________________________       _________________________________
     Signature of Shareholder                  Signature of Shareholder


_____________________________________      ___________________________________
         Please Print Name                   Please Print Name




Please date and sign exactly as your name or names appear on your stock certificate. Joint owners should each sign personally. If signing in any fiduciary or representative capacity, give full title as such and provide authorization. For shares held by a corporation, please affix its corporate seal.

PLEASE  MARK,  SIGN, DATE  AND  RETURN  THE PROXY  PROMPTLY  USING  THE ENCLOSED
ENVELOPE.


                               CAMELOT CORPORATION
                                  Camelot Place
                               17770 Preston Road
                               Dallas, Texas 75252

                        NOTICE OF MEETING OF SHAREHOLDERS


                         To be Held On December 1, 1995


     Notice is hereby given that the Annual Meeting of Shareholders of Camelot Corporation (the "Company") will be held at The Westin Hotel 13340 Dallas Parkway, Dallas, Texas 75240 on the 1st of December 1995 at 10:30 a.m., local time, for the following purposes:

     (1)  To elect three directors;

     (2) To ratify the appointment of auditors for the fiscal year ended April 30, 1996.

     (3) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The accompanying Proxy Statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.

     Only shareholders of record at the close of business on October 15, 1995 are entitled to notice of, and to vote at, the Meeting of Shareholders and any adjournment(s) thereof.

     You are cordially invited to attend the meeting, but if you are unable to do so, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF ADDRESSED ENVELOPE. If you attend the meeting, you may vote in person if you wish, whether or not you have returned the proxy. In any event, a proxy may be revoked at any time before it is exercised.

By Order of the Board of Directors


Jeanette Fitzgerald
Corporate Secretary


Dallas, Texas
October 16, 1995

                               CAMELOT CORPORATION
                                  Camelot Place
                               17770 Preston Road
                               Dallas, Texas 75252


                                 PROXY STATEMENT

                                       for

                         ANNUAL MEETING OF SHAREHOLDERS

                           To be Held December 1, 1995

  This Proxy Statement is sent to shareholders of Camelot Corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on December 1, 1995 at 10:30 a.m., local time at The Westin Hotel 13340 Dallas Parkway, Dallas, Texas 75240 and any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers, and regular employees of the Company. The Company will also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed proxy are first being sent to shareholders of Camelot Corporation on or about October 26, 1995.


                              REVOCATION OF PROXIES

  Any Shareholders returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Corporate Secretary of the Company of such revocation prior to its use, (b) by voting in person at the meeting, or (c) by executing and filing with the Corporate Secretary of the Company a later dated proxy.

                   OUTSTANDING STOCK AND CERTAIN SHAREHOLDERS

  The voting securities of the Company are shares of its common stock, $0.01 par value ("Common Stock"), each share of which entitles the holder to one vote at the Annual Meeting of Shareholders and any adjournment(s) thereof. At October 5, 1995 there were outstanding and entitled to vote 14,270,751 shares of Common Stock. Only shareholders of record at the close of business on October 15, 1995, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment(s) thereof.


     The following table sets forth as of October 5, 1995 information known to the management of the Company concerning the beneficial ownership of Common Stock by (a) each person who is known by the Company to be the beneficial owner of more than five percent of the shares of Common Stock outstanding, (b) each director at that time, of the Company (including principal directors of subsidiaries) owning Common Stock, and (c) all directors and officers of the Company (including principal directors of subsidiaries) as a group (3 persons).

Name and Address of              Amount and Nature of          Percent
Beneficial Owner                Beneficial Ownership          of Class

Daniel Wettreich                       7,514,665  (1)(2)(3)       43.5%
17770 Preston Road
Dallas, Texas 75252

Jeanette P. Fitzgerald                   182,000  (4)                 *
17770 Preston Road
Dallas, Texas 75252

Allan Wolfe                30,000            (5)    *
390 South River Road
Suite 5
Bedford, New Hampshire  03110

All Officers and Directors            7,726,665 (1)(2)(3)(4)(5)   44.7%
as a group (3 persons)

* Under 1%

The Wettreich Heritage Trust             920,499                   5.3%
17770 Preston Road
Dallas, Texas 75252

Zara Wettreich, Separate Property      1,494,166                   8.6%
17770 Preston Road
Dallas, Texas 75252

Forme Capital, Inc.                    2,650,000  (3)             15.3%
17770 Preston Road
Dallas, Texas  75252


     (1) 920,499 of these shares are in the name of Zara Wettreich (the wife of Mr. Wettreich) and Hermina, Inc., (a company of which Mr. Wettreich is a director and officer) as trustees of The Wettreich Heritage Trust ("Trust"), a Texas trust whose beneficiaries are the children of Mr. Wettreich. 1,494,166 of these shares are owned by the wife of Mr. Wettreich, as her separate property. 1,000,000 of these shares are owned by Wettreich Financial Consultants, Inc. ("WFC"), a company owned by the wife and children of Mr. Wettreich. 650,000 of these shares are owned by Forme Capital, Inc., ("Forme"), a company of which Mr. Wettreich is a director and officer. Mr. Wettreich has disclaimed any beneficial interest in the shares owned by his wife, Trust, WFC, and Forme.

     (2) Includes an option to purchase 1,000,000 shares granted to Mr. Wettreich, which option is not exercised.

     (3)    Includes  an option  granted    to Forme  Capital,  Inc.,  a company
            affiliated with Mr. Wettreich, to purchase 2,000,000 shares, which option is not exercised.

     (4) Includes an option to purchase 175,000 shares granted to Jeanette Fitzgerald, which option is not exercised.

     (5) Includes an option to purchase 20,000 shares granted to Allan Wolfe, which option is not exercised.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS


     The Company paid management fees of $286,000 in 1995 and $290,500 in 1994 to Wettreich Financial Consultants, Inc. ("WFC"), a company affiliated with the President of the Company. These management services consisted of the provision of the services of the President and Corporate Secretary of Company. The amount was determined by the time, effort, and skill required to provide these services. The President and the Corporate Secretary of the Company were employees of WFC during the fiscal year ended April 1995 and received no compensation from the Company. They have since become employees of the Company. (See Management Remuneration.)

     The Company, through its previously wholly-owned subsidiary, Stock Transfer Company of America, Inc.,("STCA") provided services during the year ended April 1994, as a securities transfer agent to companies affiliated with the President of the Company. On April 11, 1994, STCA was sold to a private company affiliated with the President of the Company for book value of $13,276. For the ten months ended February 28, 1994, the Company recognized sales of approximately $1,243 to these affiliated companies. Services as a security transfer agent to companies affiliated with Allan Wolfe a director of the Company were also provided. For the ten months ended February 28, 1994, the Company recognized sales of approximately $1,807 to these affiliated companies. During the year ended April 1995, STCA continued to provide security transfer services to the Company and a total of $3,843 was paid by the Company for these services. In the opinion of the Board of Directors, the terms of these transactions was as fair to the Company as could have been made with an unaffiliated party.

     The Company leases 10,000 square feet of offices from Forme Capital, Inc., a company affiliated with the President of the Company. The lease is for a term of 5 years commencing September 1993 at $8 per square foot. Total rent paid during fiscal 1995 was $80,000. The lease agreement and transactions related thereto were approved by a vote of the Company's shareholders.

     In fiscal year 1995, the Company received loans from Forme Capital, Inc., a company affiliated with the President of the Company in the amount totalling $406,000. Payments of $190,000 were made on prior year loans. Total interest paid during fiscal 1995 was $35,961.

     During fiscal 1995, the Company received dividend payments from Forme Capital, Inc., Preferred Shares Series C in the amount of $46,657.

     On March 9, 1995, the Company issued 15,000 common shares valued at $22,500 to a company affiliated with the president of Camelot Distributing, Inc., one of the Company's subsidiaries for a mailing list.



                              ELECTION OF DIRECTORS

     The Company's Bylaws provide for a Board of Directors consisting of at least three directors. The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the three nominees for directors named below. If at the time of the meeting, any of these nominees shall have become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their discretion. If elected, the nominees for director will hold office until the next annual meeting of shareholders, or until their successors are elected and qualified. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until their successor is elected and qualified or until their death or resignation or until they shall have been removed in the manner provided by the Company's Bylaws. The nominees for directors and officers, each of whom has consented to serve if elected, are as follows:


                          Director                   Position, if any,
   Name                   Since        Age           in the Company

Daniel Wettreich           1988         44           Chairman     and      Chief
Executive Officer
                                                     President, Treasurer
                                                     Director

Jeanette P. Fitzgerald     1988         34           Vice President and
                                                     General Counsel
                                                     Secretary, Director

Allan S. Wolfe             1993         62           Director



Daniel Wettreich

     Daniel Wettreich is Chairman and Chief Executive Officer, President and Director of the Company since September 1988. He is also a Director and Officer of all its subsidiaries(1)(2). From January 1985 to February 1988 he was a founding director of Phoenix Network, Inc., a telecommunications company listed on the American Stock Exchange. Mr. Wettreich was an executive with two London, England merchant banks in the mid 1970's. Subsequently he was owner/manager of a private distribution company, and thereafter Chief Financial Officer of a $60 million retailer listed on the London Stock Exchange. He currently holds directors positions in Forme Capital, Inc., Danzar Investment Group, Inc., Malex, Inc., Adina, Inc., and Tussik, Inc., which are public companies.(3) Mr. Wettreich has a Bachelor of Arts in Business Administration from the University of Westminster, London, England.

Jeanette P. Fitzgerald

     Jeanette Fitzgerald is Vice President and General Counsel, Corporate Secretary and a Director of the Company since September 1988. She is a director and secretary of the Company's subsidiaries(1)(2). She is a member of the State Bar of Texas and is the Secretary for the Dallas Chapter of the American Corporate Counsel Association. She is a Director of Forme Capital, Inc., Malex, Inc., Adina, Inc., Tussik, Inc., and Danzar Investment Group, Inc., which are public companies.(3) Previous to these positions, from 1987 to 1988 she worked as a staff attorney and in the compliance department at H.D. Vest, Inc., a holding company with subsidiaries including a securities brokerage firm. She graduated from Texas Tech University School of Law receiving both a Doctorate of Jurisprudence and a Masters of Business Administration in May 1986, and from the University of Michigan with a Bachelors of Business Administration in December 1982.

Allan S. Wolfe

     Allan S. Wolfe has been a Director of the Company since May, 1993. He is Chairman and President of Database Technologies, Inc., a public company providing database software to the insurance industry from May 1986 to the present. He is also, since 1984, a director and Chief Executive Officer of Pathfinder Data Group a public company. (4)

(1) A subsidiary, Camelot Entertainment, Inc., filed Chapter 7 liquidation in January 1995.

(2) On July 27, 1995, the Resolution Trust Corporation ("RTC") excluded Mr. Wettreich and Ms. Fitzgerald from contracting with the RTC for the period April 13, 1994 to July 27, 1995 for certifying that the Company and one of its subsidiaries were Minority Women Owned Businesses ("MWOB") when, in the opinion of the RTC, the company and one of its subsidiaries were not MWOB. The Company's subsidiary ceased RTC contracting in September, 1994.


(3) Mr. Wettreich and Ms. Fitzgerald were appointed directors of Goldstar Video Corporation in July 1993 following an investment by the Company. Goldstar Video filed for protection from creditors pursuant to Chapter 11 in October 1993, and has converted to a liquidation proceeding.

(4) A subsidiary of PDG, Pathfinder Data, Inc., filed for protection from creditors under Chapter 11 and has since been converted to Chapter 7.


                                DIRECTORS MEETING

     During the fiscal year  ending April 30,  1995, the Company had  forty-five
(45) directors meetings, all of which consisted of consent of directors minutes signed by all directors. The consent minutes reflect decisions reached by all of the directors following discussions among the directors. The Company has no standing audit, nominating or compensation committee.

                             MANAGEMENT REMUNERATION

     The following table lists all cash compensation exceeding $100,000 paid to Company's executive officers for services rendered in all capacities during the fiscal year ended April 30, 1993. No individual officer received compensation exceeding $100,000; no bonuses were granted to any officer, nor was any compensation deferred.

                           SUMMARY COMPENSATION TABLE
                 Annual Compensation       Long-Term Compensation                  Awards        P
                                                                         a
                                                                          y
                                                                          o
                                                                          u
                                                                          t
                                                                          s


                                                     Restricted
   Name and                            Other Annual     Stock     Optio   L
 Principal     Year   Salary   Bonus   Compensation   Award(s)   ns/      T   A
   Position                                                        SARs   I   l
                                                                          P   l
                                                                          P   O
                                                                          a   t
                                                                          y   h
                                                                          o   e
                                                                          u   r
                                                                          t   C
                                                                          s   o
                                                                              m
                                                                              p
                                                                              e
                                                                       n
                                                                       s
                                                                       a
                                                                       t
                                                                        i
                                                                       o
                                                                       n

              1993      -        -          -             -         -     -   $
 Daniel       1994      -        -          -             -       1,000,  -
 Wettreich    1995      -        -          -             -         00    -
 Chairman                                                                     (
 and CEO (1)                                                                  1
                                                                              )
                                                                             $


                                                                         (
                                                                              1
                                                                          )
                                                                          $


                                                                              (
                      1
                         )

 Jeanette P.  1993      -        -          -             -         -     -   $
 Fitzgerald   1994      -        -          -             -       175,00  -
 Vice         1995      -        -          -             -         0     -
 President,                                                                   (
 General                                                                      1
 Counsel and                                                                  )
 Secretary                                                                    $
 (1)

                                                                              (
                                                                              1
                                                                              )
                                                                              $


                                                                       (
                                                                              1
                                                                       )

                         Long-Term

    (1) Daniel Wettreich  and Jeanette Fitzgerald,  Directors and  Officers of  the
     Company, were employees  of a company affiliated with  Mr. Wettreich, which company  provided  the  Company  with  management  services  and  was  paid
     $286,000, $290,500, and $287,500 for the years ended April 30, 1995,  1994,
     and 1993  respectively.   In July  1995, Mr. Wettreich  and Ms.  Fitzgerald
     became  employees  of  the  Company  and  Mr.  Wettreich  entered  into  an employment contract with the Company.

         Directors of the Company receive no salary for their services as such, but are reimbursed for reasonable expenses incurred in attending meetings of the Board of Directors.

         The Company has no compensatory plans or arrangements whereby any executive officer would receive payments from the Company or a third party upon his resignation, retirement or termination of employment, or from a change in control of the Company or a change in the officer's responsibilities following a change in control, other than Mr. Wettreich.

         On July 1, 1995, the  Company entered into an  employment contract with
Mr. Wettreich  whereby he was employed as  Chairman, Chief Executive Officer and
President of  the Company  for a  period of  ten years  at an  annual salary  of
$250,000 and  a cash bonus  equal to 5%  of the company's  annual profits before
taxation.    In the  event  of  Mr. Wettreich's  death  during the  term  of the agreement, the  Company will pay annual death benefits  of $250,000 for a period of four years.  Mr. Wettreich  may terminate his employment after the date  of a
change  in control  of the  Company.   A  change in  control is  deemed to  have
occurred if any person other than Mr. Wettreich or his family  interests becomes beneficial  owner,  directly  or  indirectly  of common  stock  of  the  Company representing 30% or more of the Company's issued and outstanding common stock or if  the Incumbent Board as defined, ceases to constitute a majority of the board
of directors.   If Mr.  Wettreich terminates  his employment after  a change  of control  in the company,  he shall be paid  (i) the base  salary and any bonuses payable to him under the agreement or (ii) an amount equal to the product of the annual base salary and bonus paid to Mr. Wettreich during the year preceding the termination date multiplied by five  whichever of (i) or (ii)  is more.  In  the circumstances whereby Mr.  Wettreich terminates his employment  for good reason, as defined, he will receive payments in accordance with the payments received if termination occurs after a change of control of the Company.

                              SHAREHOLDER PROPOSALS

         According to Rule 14a-8  promulgated under the Securities  Exchange Act of 1934,  a shareholder  may require  that  certain proposals  suggested by  the
shareholders be  voted upon at  a shareholders meeting.   Information concerning
such  proposal may be  submitted to the  Company for inclusion  in the Company's
Proxy Statement.  Such proposals must be  submitted to the Company before August
30, 1996 for consideration at the 1996 shareholders meeting.


                              MANAGEMENT PROPOSAL I

  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED
APRIL 30, 1996

         The Board of  Directors recommends  that Lane, Gorman,  Trubitt, L.L.P.
the Company's auditors for the last two fiscal years ended April 30, 1994 and 1995 be appointed auditors for 1996. The following resolution will be presented to the meeting:

         RESOLVED, that the appointment by the Board of Directors of Lane, Gorman Trubitt, L.L.P. as independent auditors of the Company for the fiscal year ending April 30, 1996 is hereby approved.

         It is not intended that a representative of Lane Gorman & Trubitt, L.L.P. will be present at the meeting or be available for questions.

                              SHAREHOLDER APPROVAL

         Shareholders,   representing   a  majority   of  those   common  shares
outstanding, and eligible  to vote must return  proxies to constitute a  quorum,
including  abstentions.   A majority  of  those shares  constituting the  quorum
eligible to  vote is required for approval of Management Proposal I, and for the
election of directors.   There are no dissenting or appraisal  rights for any of
these proposals.   Any shareholder's failure to vote  does not affect any rights of appraisal as they are not applicable in these matters.

                                 OTHER BUSINESS

         The Board  of Directors  of the  Company  does not  know  of any  other
business  to be  presented at  the Annual  Meeting.   If  any other  matters are
properly brought before  the meeting, however, it  is intended that  the persons named in the accompanying form of proxy will vote such proxy in accordance  with their best judgment.

By order of the Board of Directors



Jeanette P. Fitzgerald
Corporate Secretary


Dallas, Texas
October 16, 1995
